STADION INVESTMENT TRUST

Stadion Tactical Growth Fund Class A Shares (ETFAX), CUSIP 85235B814 Class C Shares (ETFCX), CUSIP 85235B798 Class I Shares (ETFOX), CUSIP 85235B780 Class T Shares (ETFDX), CUSIP 85235B772	Stadion Tactical Defensive Fund Class A Shares (ETFRX), CUSIP 85235B202 Class C Shares (ETFZX), CUSIP 85235B400 Class I Shares (ETFWX), CUSIP 85235B608 Class T Shares (ETFHX), CUSIP 85235B756
Stadion Trilogy Alternative Return Fund Class A Shares (STTGX), CUSIP 85235B707 Class C Shares (STTCX), CUSIP 85235B806 Class I Shares (STTIX), CUSIP 85235B889 Class T Shares (STTHX), CUSIP 85235B764

SUPPLEMENT

This Supplement updates the Prospectus dated September 28, 2020 of the Stadion Tactical Growth Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund, each a series of the Stadion Investment Trust.

Following discussions held on September 23, 2020, October 22, 2020 and October 27, 2020, the Board of Trustees (“Board”) of the Stadion Trust unanimously approved an Agreement and Plan of Reorganization (the “Plan”), pursuant to which each Stadion Fund would be reorganized with and into a newly formed series (each, an “NSI Fund”) of the North Square Investments Trust, a Delaware statutory trust (“NSI Trust”), with the NSI Funds being the surviving funds for accounting and performance purposes (the “Transaction”). If consummated as contemplated, the Transaction, which was recommended by Stadion Money Management, LLC, the investment adviser to each Stadion Fund (“Stadion”), will result in: (i) all of the assets of each Stadion Fund being transferred to the corresponding NSI Fund; (ii) the NSI Fund assuming all liabilities, expenses, costs, charges and reserves of the corresponding Stadion Fund, in exchange for full and fractional shares of beneficial interest of the applicable class of the corresponding NSI Fund (“NSI Shares”), and (iii) the NSI Shares being distributed immediately after the closing of the Transaction by each Stadion Fund to its shareholders in liquidation of such Stadion Fund.

Following the Transaction, the investment adviser to each NSI Fund will be NSI. Founded in 2018, NSI is an independent, multi-boutique investment firm dedicated to delivering differentiated active investment strategies to the market, with a principal location at 10 South LaSalle Street, Suite 1925, Chicago, IL 60603. NSI is expected to engage, on behalf of each NSI Fund, CSM Advisors, LLC (d/b/a CS McKee), a limited liability company formed in Delaware and affiliate of NSI (“CSM”), to serve as a sub-adviser to each NSI Fund.

The Transaction will not result in any change in any applicable fund’s investment objective, principal investment strategies, advisory fees or expense limitation agreements. Additionally, Stadion’s portfolio management team is expected to transition to CSM, and therefore the portfolio management team of each Stadion Fund will remain the same immediately following the Transaction. The Transaction is expected to be tax-free for each Stadion Fund and its shareholders (which means that no gain or loss would be recognized directly by the Stadion Fund or its shareholders as a result of the Transaction).

The Transaction is subject to several conditions, including that the Transaction be approved by a majority of the shareholders of each Stadion Fund. The Agreement and Plan of Reorganization will be submitted to shareholders of each Stadion Fund for approval at a special meeting that is expected to be held on or around March 9, 2021. A proxy statement, along with a notice of meeting and a proxy ballot with more information regarding the Transaction and the Agreement and Plan of Reorganization, will be mailed to shareholders of each Stadion Fund on or around January 22, 2021. In the event the Transaction is not consummated for any reason, each Stadion Fund will remain a series of the Stadion Trust, and Stadion will continue to serve as the investment adviser of each Stadion Fund.

At any time prior to the Transaction, shareholders may redeem shares of a Stadion Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. The Stadion Funds’ shareholders will not incur any sales load or similar transaction charges as part of the Transaction. Prior to the Transaction, the Stadion Funds must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, if any.

Please contact the Stadion Funds at 866-383-7636 if you have questions about the Transaction or your account. Your tax treatment may vary depending upon your particular situation, and you are urged to consult with your own tax advisors and financial planners as to the particular tax consequences to you.

This supplement must be accompanied by, or read in conjunction with, the current Prospectuses for the Stadion Funds, dated September 28, 2020. Please keep this supplement for future reference.